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                                                                   EXHIBIT 10.33
                              OFFICE R & D LEASE

                             San Diego, California

                                    Between

                         Sycamore/San Diego Investors,
                        an Illinois limited partnership

                                   (Landlord)

                                      and

                       Protein Polymer Technologies, Inc.
                             A Delaware corporation
                                    (Tenant)


Printed: April 24, 1998
Lease No. 2.
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                               TABLE OF CONTENTS

           MULTI-TENANT OFFICE R & D BUILDING LEASE - MODIFIED GROSS


Article 1  LEASE OF PREMISES ...............................................  1
Article 2  DEFINITIONS .....................................................  1
Article 3  EXHIBITS AND RIDERS .............................................  2
Article 4  DELIVERY OF POSSESSION ..........................................  3
Article 5  RENT ............................................................  3
Article 6  INTEREST AND LATE CHARGES .......................................  6
Article 7  SECURITY DEPOSIT ................................................  7
Article 8  TENANT'S USE OF THE PREMISES ....................................  7
Article 9  SERVICE AND UTILITIES ...........................................  7
Article 10 CONDITION OF THE PREMISES .......................................  8
Article 11 CONSTRUCTION, REPAIRS AND MAINTENANCE ...........................  8
Article 12 ALTERATIONS AND ADDITIONS .......................................  9
Article 13 LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY ....................... 10
Article 14 RULES AND REGULATIONS ........................................... 10
Article 15 CERTAIN RIGHTS RESERVED BY LANDLORD ............................. 10
Article 16 ASSIGNMENT AND SUBLETTING ....................................... 11
Article 17 HOLDING OVER .................................................... 12
Article 18 SURRENDER OF PREMISES ........................................... 12
Article 19 DESTRUCTION OR DAMAGE ........................................... 12
Article 20 EMINENT DOMAIN .................................................. 13
Article 21 INDEMNIFICATION ................................................. 14
Article 22 TENANT'S INSURANCE .............................................. 14
Article 23 WAIVER OF SUBROGATION ........................................... 15
Article 24 SUBORDINATION AND ATTORNMENT .................................... 15
Article 25 TENANT ESTOPPEL CERTIFICATES .................................... 15
Article 26 TRANSFER OF LANDLORD'S INTEREST ................................. 16
Article 27 DEFAULT ......................................................... 16
Article 28 BROKERAGE FEES .................................................. 18
Article 29 NOTICES ......................................................... 18
Article 30 GOVERNMENT ENERGY OR UTILITY CONTROLS ........................... 18
Article 31 QUIET ENJOYMENT ................................................. 18
Article 32 FORCE MAJEURE ................................................... 18
Article 33 CURING TENANT'S DEFAULTS ........................................ 18
Article 34 SIGN CONTROL .................................................... 19
Article 35 MISCELLANEOUS ................................................... 19
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                   MULTI-TENANT OFFICE R & D BUILDING LEASE -
                                 MODIFIED GROSS

This Lease between SYCAMORE SAN DIEGO INVESTORS, an Illinois Limited Partnership ("Landlord"), and Protein Polymer Technologies, Inc. a Delaware corporation ("Tenant"), is dated April 13,1998.

1.       LEASE OF PREMISES.

         Landlord leases to Tenant and Tenant leases from Landlord the Premises shown by diagonal lines on the floor plan attached hereto as Exhibit A, and further described at Article 2.L. The Premises are located within the Building and Project described in Article 2.M. Tenant shall have the nonexclusive right (unless otherwise provided herein) in common with Landlord, other tenants, subtenants and invitees, to use of the Common Areas (as defined in Article 2.E).

2.       DEFINITIONS.

         As used in this Lease, the following terms shall have the following meanings:

         A.   Base Rent: $34,349.00 per month.

         B.   Base Year: The Calendar year of 1998.

         C.   Broker: Thomas M. Crowley.

         D.   Commencement Date: May 1, 1998.

         E. Common Areas: the building lobbies, common corridors and hallways, restrooms, garage and parking areas, stairways, elevators and other generally understood public or common areas within the boundaries of the Project. Landlord shall have the right to regulate or restrict the use of the Common Areas.

         F.   Expense Stop: $ N/A.

         G. Expiration Date: April 30, 2005, unless otherwise sooner terminated in accordance with the provisions of this Lease.

         H. Index (Article 5.2): United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban Consumers, subgroup "All Items" Los Angeles, Anaheim, Riverside, (Base Year 1982-84 = 100).

         I.   Landlord's Mailing Address:  10675 Sorrento Valley Road,
                                           Suite 201,
                                           San Diego, CA 92121
                                           619/558-1300

         J.   Tenants's Mailing Address:   10655 Sorrento Valley Road, Suite 100
                                           San Diego, CA 92121

         K. Parking: Tenant and it's employees and guests shall be permitted to park cars based on 3.26 per 1,000 square feet of Premises, on a non-exclusive basis in the designated parking areas of the Project. Tenant shall abide by any and all parking regulations and rules established from time to time by Landlord or Landlord's parking operator. Tenant shall be liable to Landlord for any cost reasonably incurred by Landlord if Landlord is obligated to enforce Tenant's compliance with the rules and regulations.

         L. Premises: that portion of the Building containing approximately 21,073 square feet of Rentable Area, shown by diagonal lines on Exhibit A located on the 1st & 2nd floors of Building 1, combined Premises known as Suite 100, 10655 Sorrento Valley Road, San Diego, 92121.

         M. Project: the building of which the Premises are a part (the "Building") and any other buildings or improvements on the real property (the "Property") located at 10655-10675 Sorrento Valley Road, San Diego, California and further described at Exhibit A. The Project is known as Sycamore Creek Office Park and is shown on a site plan of the Project which is attached hereto as Exhibit A.

TENANT'S INITIALS:__                                      LANDLORD'S INITIALS:__

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         N.       Rentable Area: as to both the Premises and the Project, the respective measurements of floor area as may from time to time be subject to lease by Tenant and all tenants of the Project, respectively, as determined by Landlord and applied on a consistent basis throughout the Project consistent and in accordance with BOMA Standards: provided the Rentable Area shall be adjusted for increases or decreases in the Premises or the Project as determined by Landlord.

         O.       Security Deposit (Article 7): $29,678.00.

         P.       State: the State of California.

         Q. Tenant's First Adjustment Date (Article 5.2): the first day of the calendar month following the Commencement Date plus 12 months.

         R. Tenant's Proportionate Share: 26.8%. Such share is a fraction, the numerator of which is the Rentable Area of the Premises, and the denominator of which is the Rentable Area of the Project, as determined by Landlord from time to time. The Project currently consists of 3 building(s) containing a total Rentable Area of 78,756 square feet.

         S. Tenant's Use Clause (Article 8): Biomaterial, biomedical research and development laboratory and related office uses.

         T. Term: the period commencing on the Commencement Date and expiring at midnight on the Expiration Date.

3.       EXHIBITS AND RIDERS

         The exhibits and riders listed below (unless lined out) are incorporated by reference in this Lease.

         Exhibit A         -     Floor Plan showing the Premises and Project
                                 site plan

         Exhibit B         -     Floor Plan showing Expansion Premises

         Exhibit C         -     None

         Exhibit D         -     Rules and Regulations

         Exhibit E         -     None

         Exhibit F         -     Hazardous Substances

         Exhibit G         -     Sample Insurance Certificate

         Rider:            -     Attached hereto and made a part hereof.


TENANT'S INITIALS: __                                   LANDLORD'S INITIALS: __

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4.       DELIVERY OF POSSESSION

The Premises shall be deemed to be suitable for possession and delivery to Tenant and Tenant shall accept delivery on the date Landlord completes Landlord's portion of any improvements to the Premises. Landlord shall not be liable to Tenant if Landlord is unable for any reason to deliver possession of the Premises to Tenant on the Commencement Date set forth in Article 2 hereof. Landlord's failure to deliver of the Premises to Tenant on that Date shall not impair the validity of this Lease, but the Commencement Date of the Lease and Tenant's obligation to pay rent or other sums thereunder shall be delayed until possession of the Premises is delivered to Tenant. However, if Landlord does not deliver possession of the Premises to Tenant within ninety (90) days after the Commencement Date set forth in Article 2, and if the delay is attributable to Landlord's actions which are not beyond its control, Tenant may elect to cancel this Lease by giving written notice to Landlord at any time between the end of said ninety (90) day period and the date that Landlord is able to deliver possession of the Premises to Tenant, which notice shall specify the reasons Tenant believes Landlord is in default with respect to the delay. If Tenant gives such notice to Landlord, this Lease shall be canceled, any refundable deposits shall be returned to Tenant, and Landlord and Tenant shall have no further obligations under this Lease or to each other. If Tenant does not give such notice to Landlord, then Tenant's right to cancel this Lease shall expire and the Lease Term shall commence upon Landlord's delivery of possession of Premises to Tenant. If delivery of Possession of the Premises to Tenant shall occur on a date other than the Commencement Date set forth in said Article 2, then the date of such delivery of possession of the Premises to Tenant shall become the Commencement Date of this Lease and Landlord and Tenant shall within ten (10) days of such date execute a Lease Amendment to amend said Article 2 accordingly.

5.       RENT

         5.1 Payment of Base Rent. Tenant agrees to pay the monthly installments of Base Rent for the Premises, in advance on the first day of each calendar month of the Term. If the Term begins (or ends) on other than the first (or last) day of a calendar month, the Base Rent for the partial month shall be prorated on a per diem basis. Tenant shall pay Landlord the first Monthly Installment of Base Rent when Tenant executes the Lease.

         5.2 Adjustment to Base Rent. Base Rent shall be adjusted upward on each Anniversary Date of this Lease (each such date being an "Adjustment Date") for the purpose of reflecting the increase, if any, of the cost of living, in the following manner:

              5.2.1 The base for computing the increase in monthly rent shall be the "Index" which is published and in effect for the ninetieth (90) day preceding the Commencement Date ("Beginning Index"). The Index published and in effect for the ninetieth (90) day preceding the each Adjustment Date ("Comparison Index") shall be used in computing the amount of increase. On each Adjustment Date, the Base Rent then in effect shall be increased to equal the product achieved by multiplying the initial Base Rent specified in Article 2A by a fraction, the numerator of which is the Comparison Index and the denominator of which is the Beginning Index. If the Comparison Index declines, the monthly rent due during the twelve (12) month period following the Adjustment Date in question shall be the same amount as the Monthly rent due immediately before the Adjustment Date in question. No adjustment of Base Rent shall be less than three percent (3%) and no more than seven percent (7%) of the Base Rent payable on the Adjustment Date.

              5.2.2  As soon as the Base Rent for the next succeeding twelve
                     (12) months is set, Landlord shall give Tenant notice of the amount of Base Rent for that succeeding twelve (12) months indicating how the new Base Rent was computed. Upon the adjustment of the Base Rent, Tenant shall, upon the request of the Landlord, promptly execute an amendment to this Lease setting forth the adjusted Base Rent. In no event shall Base Rent be reduced below the Base Rent in effect immediately preceding any such Adjustment Date.

              5.2.3 The delay or failure of Landlord to demand any adjustment to Base Rent shall not constitute a waiver of Landlord's right to adjust and collect the Base Rent in accordance with the provisions of this Article 5.2 as to future adjustments to Base Rent or for prior periods for which Landlord is entitled to increase Base Rent under this
                     Article 5.2. If the new Base Rent cannot be determined on the Adjustment Date in question, Tenant shall continue paying the Base Rent payable immediately preceding the Adjustment Date in question, until such time as the new Base Rent is determined. When the new Base Rent is determined, Tenant shall pay the new Base Rent retroactive to the applicable adjustment date.

5.3      Project Operating Costs.

TENANT'S INITIALS:__                                      LANDLORD'S INITIALS:__

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         A.   So that the Rent payable during the Term reflects any increase in
              Project Operating Costs, Tenant agrees to pay to Landlord as Rent, Tenant's Proportionate Share of all increases in costs, expenses and obligations attributable to the Project and its operation, all as provided below.

         B. If, during any calendar year during the Term, Project Operating Costs exceed the Project Operating Costs for the Base Year, Tenant shall pay to Landlord, in addition to the Base Rent and all other payments due under this Lease, an amount equal to Tenant's Proportionate Share of such excess Project Operating Costs in accordance with the provisions of this Article 5.3.B.

              (1) The term "Project Operating Costs" shall include all those items described in the following subparagraphs (a) and (b).

                   (a) All taxes, assessments, water and sewer charges and other similar governmental charges levied on or attributable to the Building or Project or their operation, including without limitation, (i) real property taxes or assessments levied or assessed against the Building or Project, (ii) assessments or charges levied or assessed against the Building or Project by any redevelopment agency, and (iii) any tax measured by gross rentals received from the leasing of the Premises, Building or Project, excluding any net income, franchise, capital stock, estate or inheritance taxes imposed by the State of Federal government or their agencies, branches or departments; provided that if at any time during the Term any governmental entity levies, assesses or imposes on Landlord any (1) general or special, ad valorem or specific, excise, capital levy or other tax, assessment, levy or charge directly on the Rent received under this Lease or on the rent received under any other leases of space in the Building or Project, or (2) any license fee, excise or franchise tax, assessment, levy, or charge measured by or based, in whole or in part, upon such rent, or (3) any transfer, transaction, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this Lease or such other leases, or (4) any occupancy, use per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or other premises within the Building or Project, then any such taxes, assessments, levies and charges shall be deemed to be included in the term Project Operating Costs.

                   (b) Operating costs incurred by Landlord in maintaining, repairing, replacing and operating the Building and Project, including without limitation the following: (1) utilities, including all utilities and services described in Article 9 below; (2) supplies; (3) insurance (including public liability, properly damage, earthquake, and fire and extended coverage insurance for the full replacement cost of the Building and Project as required by Landlord or its lenders;
                   (4) services of independent contractors; (5) compensation (including employment taxes and fringe benefits) of all persons who perform duties connected with the operation, maintenance, repair or overhaul of the Building or Project, and equipment, improvements and facilities located within the Project, including without limitation engineers, janitors, painters, floor waxers, window washers, security and parking personnel and gardeners (but excluding persons performing services not uniformly available to or performed for substantially all Building or Project tenants); (6) operation and maintenance of a room for delivery and distribution of mail to tenants of the Building or Project as required by the U.S. Postal Service (including, without limitation, an amount equal to the fair market rental value of the mail room premises); (7) management of the Building or Project, whether managed by Landlord or an independent contractor (including, without limitation, an amount equal to the fair market value of any on-site manager's office); (8) rental expenses for (or a reasonable depreciation allowance on) personal property used in the maintenance, operation or repair of the Building or Project; (9) costs, expenditures or charges (whether capitalized or not) required by any governmental or quasi-governmental authority; (10) amortization of capital expenses (including financing costs) (i) required by a governmental entity for energy conservation or life safety purposes, or (ii) made by Landlord to reduce Project Operating Costs; and (11) any other costs or expenses incurred by Landlord under this Lease which are customarily treated as

TENANT'S INITIALS:__                                      LANDLORD'S INITIALS:__
                   operating expenses at comparable office buildings in the area. For the purposes of Article 5.3, for any period during the term in which the Project is not fully occupied, Landlord may adjust the "occupancy costs component" of Project Operating Costs (i.e. those costs of operations which vary directly with the occupancy level of the Project including, but not limited to, janitorial expenses) to reasonably approximate the occupancy costs which would have been incurred had the Project been fully occupancy.

          (2) Tenant's Proportionate Share of Project Operating Costs shall be payable by Tenant to Landlord as follows:

                   (a) Beginning with the calendar year following the Base Year and for each calendar year thereafter ("Comparison Year"), Tenant shall pay Landlord an amount equal to Tenant's Proportionate Share of the Project Operating Costs incurred by Landlord in the Comparison Year which, after applying the same adjustment in the index to the increase in Project Operating Costs as is applied to Base Rent in the Comparison Year, exceeds the total amount of Project Operating Costs payable by Landlord for the Base Year. This excess is referred to as the "Excess Expenses". For example, assume that (i) the Project Operating Costs in the Base Year are $1.00 per square foot and in the Comparison Year they are $1.05 per square foot, (ii) the Index has increased 3% in the Comparison Year over the prior year, and therefore (iii) the Base Rent has increased by 3% over the prior year. Tenant's Proportionate Share of the Project Operating Costs for the Comparison Year will be $.02 per square foot [Comparison Year expenses ($1.05) minus (Base Year expenses ($1.00) times Index (3%) = $1.03) = $1.05 minus $1.03) = $.02].

                   (b) To provide for current payments of Excess Expenses, Tenant shall, at Landlord's request, pay as additional rent during each Comparison Year, an amount equal to Tenant's Proportionate Share of the Excess Expenses, payable during such Comparison Year, as estimated by Landlord from time to time. Such payments shall be made in monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount it is to pay hereunder and continuing until the first day of the month following the month in which Landlord gives Tenant a new notice of estimated Excess Expenses.-Landlord will estimate from time to time the amount of the Excess Expenses for each Comparison Year and Tenant's Proportionate Share thereof, and then will make an adjustment in the following year based on the actual Excess Expenses incurred for the Comparison Year.

                   (c) On or before April 1 of each Comparison Year after the first Comparison Year (or as soon thereafter as is practical), Landlord shall deliver to Tenant a statement setting forth Tenant's Proportionate Share of the Excess Expenses for the preceding Comparison Year. If Tenant's Proportionate Share of the actual Excess Expenses for the previous Comparison Year exceed the total of the estimated monthly payments made by Tenant for such year, Tenant shall pay Landlord the amount of the deficiency within ten (10) days for the receipt of the statement. If such total exceeds Tenant's Proportionate Share of the actual Excess Expenses for such Comparison Year, then Landlord shall credit against Tenant's next ensuing monthly installment(s) of additional rent an amount equal to the difference until the credit is exhausted. If a credit is due from Landlord on the Expiration Date, Landlord shall pay Tenant the amount of the credit. The obligations of Tenant and Landlord to make payments required under this Article 5.3 shall survive the Expiration Date.

                   (d) Tenant's Proportionate Share of Excess Expenses in any Comparison Year having less than 365 days shall be appropriately prorated.

                   (e) If any dispute arises as to the amount of any additional rent due hereunder, Tenant shall have the right after reasonable notice and at reasonable times to inspect Landlord's accounting records at Landlord's accounting office and, if after such inspection Tenant still disputes the amount of additional rent owed, a certification as to the proper amount shall be made by Landlord's certified public accountant, which certification shall

TENANT'S INITIALS:__                                      LANDLORD'S INITIALS:__

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                   be final and conclusive. Tenant agrees to pay the cost of
                   such certification unless it is determined that Landlord's original statement overstated Project Operating Costs by more than five percent (5%).

                   (f) If this Lease sets forth an Expense Stop at Article 2.F., then during the Term Tenant shall be liable for Tenant's Proportionate Share of any actual Project Operating Costs per rentable square foot which exceed the amount of the Expense Stop per rentable square foot rather than the Base Year. Tenant shall make current payments of such excess costs during the Term in the same manner as is provided for payment of Excess Expenses under the applicable provisions of Article 5.3, B(2)(b) and (c) above.

         5.4 Definition of Rent. All costs and expenses which Tenant assumes or agrees to pay to Landlord under this Lease shall be deemed additional rent (which, together with the Base Rent is sometimes referred to as the "Rent"). The Rent shall be paid to the Building manager (or other person) and at such place, as Landlord may from time to time designate in writing, without any prior demand therefore and without deduction or offset, in lawful money of the United States of America.

         5.5 Rent Control. If the amount of Rent or any other payment due under this Lease violates the terms of any governmental restrictions on such Rent or payment, then the Rent or payment due during the period of such restrictions shall be the maximum amount allowable under those restrictions. Upon termination of the restrictions, Landlord shall, to the extent it is legally permitted, recover from Tenant the difference between the amounts received during the period of the restrictions and the amounts Landlord would have received had there been no restrictions.

         5.6 Taxes Payable by Tenant. In addition to the Rent and any other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord (other than net income taxes) which are not otherwise reimbursable under this Lease, whether or not now customary or within the contemplation of the parties, where such taxes are upon, measured by or reasonably attributable to (a) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than Building Standard Work made by Landlord, regardless of whether title to such improvements is held by Tenant or Landlord;
              (b) the gross or net Rent payable under this Lease, including, without limitation, any rental or gross receipts tax levied by any taxing authority with respect to the receipt of the Rent hereunder; (c) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) this transaction or any document to which Tenant is a party creating or transfering an interest or an estate in the Premises. If it becomes unlawful for Tenant to reimburse Landlord for any costs as required under this Lease, the Base Rent shall be revised to give to Landlord the same net Rent after imposition of any tax or other charge upon Landlord as would have been payable to Landlord but for the reimbursement being unlawful.

6.       INTEREST AND LATE CHARGES

         If Tenant fails to pay when due any Rent or other amounts or charges which Tenant is obligated to pay under the terms of this Lease, the unpaid amounts shall bear interest at the maximum rate then allowed by law. Tenant acknowledges that the late payment of any monthly installment of Rent will cause Landlord to lose the use of that money and incur costs and expenses not contemplated under this Lease, including without limitation, administrative and collection costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Therefore, in addition to interest calculated from the due date, if any such installment is not received by Landlord within ten (10) days from the date it is due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of such installment. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered from such nonpayment by Tenant. Acceptance of any interest or late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other rights or remedies available to Landlord under this Lease.

7.       SECURITY DEPOSIT

         Tenant agrees to deposit with Landlord the Security Deposit set forth in Article 2.O upon execution of this Lease, as security for Tenant's faithful performance of its obligations under this Lease. Landlord and Tenant agree that the Security Deposit may be commingled with funds of Landlord and

TENANT'S INITIALS:__                                      LANDLORD'S INITIALS:__

         Landlord shall have no obligation or liability for payment of interest on such deposit. Tenant shall not mortgage, assign, transfer or encumber the Security Deposit without the prior written consent of Landlord and any attempt by Tenant to do so shall be void, without force or effect and shall not be binding upon Landlord.

         If Tenant fails to pay any Rent or other amount when due and payable under this Lease, or fails to perform any of the terms hereof, Landlord may appropriate and apply or use all or any portion of the Security Deposit for Rent payments or any other amount then due and unpaid, for payment of any amount for which Landlord has become obligated as a result of Tenant's default or breach, and for any loss or damage sustained by Landlord as a result of Tenant's default or breach, and Landlord may so apply or use this deposit without prejudice to any other remedy Landlord may have be reason of Tenant's default or breach. If Landlord so uses any of the Security Deposit, Tenant shall, within ten (10) days after written demand therefore, restore the Security Deposit to the full amount originally deposited; Tenant's failure to do so shall constitute an act of default hereunder and Landlord shall have the right to exercise any remedy provided for in Article 27 hereof. Within fifteen (15) days after the Term (or any extension thereof) has expired or Tenant has vacated the Premises, whichever shall last occur, and provided Tenant is not then in default on any of its obligations hereunder, Landlord shall return the Security Deposit to Tenant, or, if Tenant has assigned its interest under this Lease, to the last assignee of Tenant. If Landlord sells its interest in the Premises, Landlord may deliver this deposit to the purchaser of Landlord's interest and thereupon be relieved of any further liability or obligation with respect to the Security Deposit.

8.       TENANT'S USE OF THE PREMISES

         Tenant shall use the Premises solely for the purposes set forth in Tenant's Use Clause and in compliance with Article 1l.C. and Exhibit F.

9.       SERVICES AND UTILITIES

         Landlord shall provide and install a separate electric meter for the Premises and shall distribute sufficient electric capacity to the Premises for normal office equipment, lighting, and HVAC (heating, ventilating and air-conditioning) as required in Landlord's judgement for the intended use and occupancy of the Premises and as customarily furnished at comparable office buildings in the area. Any increase of electric service over that provided by Landlord shall require Landlord's advance written permission and the costs of any such increase of electric service shall be the responsibility of Tenant. Tenant shall not connect any apparatus employing electric current except through existing outlets and receptacles within the Premises.

         Landlord shall furnish, to the Premises, water, sewer and elevator ser-vice, and janitorial service, exterior window-washing, HVAC equipment & filter maintenance services as required in Landlord's judgement and as customarily furnished at comparable office R & D buildings in the area. Tenant shall not consume any of the above services or utilities in excess of that usually furnished and supplied for use of the Premises as general office R & D space (as determined by Landlord) without Landlord's advance written permission (which may be denied) and Landlord may under such circumstances establish a monthly charge for Tenant's excess use or consumption of such services and utilities. Landlord shall maintain and keep lighted the common areas of the Project, including parking areas, building entries, lobbies, corridors, staircases, and restrooms, and Landlord shall furnish restroom supplies and lightbulb replacement for Building Standard (i.e. Landlord installed) light fixtures within the Premises.

         Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall rent be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services or utilities, (ii) failure to furnish or delay in furnishing any such services or utilities where such failure or delay is caused by accident or making of necessary repairs or improvements to the Premises, Building or Project, or (iii) the limitation, curtailment or rationing of, or restrictions on, use of water, electricity, gas or any other form of energy serving the Premises, Building or Project. Landlord shall not be liable under any circumstances, unless directly attributable to Landlord's wrongful or negligent acts, for the loss or damage to Tenant's property or business, through or in connection with or incidental to failure to furnish or delay in the furnishing of any of the foregoing services or utilities.

         Tenant shall arrange for the initiation of service for any separately metered utilities to the Premises, including telephone service, directly with the appropriate utility vendor or supplier, and all billing invoices, security deposits, and any other charges relating to the initiation and continued provision of such separately metered utilities and telephone service shall be the responsibility of and in the name of Tenant.

TENANT'S INITIALS:__                                      LANDLORD'S INITIALS:__

10.      CONDITION OF THE PREMISES

         Tenant's taking possession of the Premises shall be deemed conclusive evidence that as of the date of taking possession the Premises are in good order and satisfactory condition, except for such matters as to which Tenant gave Landlord notice on or before the Commencement Date. No promise of Landlord to alter, remodel, repair or improve the Premises, the Building or the Project and no representation, express or implied, respecting any matter or thing relating to the Premises, Building, Project or this Lease (including, without limitation, the condition of the Premises, the Building or the Project) have been made to Tenant by Landlord or its Broker or Sales Agent, other than as may be contained herein or in a separate exhibit or Rider signed by Landlord and Tenant.

11.      CONSTRUCTION, REPAIRS AND MAINTENANCE

         A. Landlord's Obligations. Landlord shall perform Landlord's Work to the Premises as described in Exhibit C. Landlord shall maintain in good order, condition and repair the Building and all other portions of the Premises not the obligation of Tenant or of any other tenant in the Building.

         B.   Tenant's Obligations.

              (1) Tenant shall perform Tenant's Work to the Premises as described in Exhibit C.

              (2) Tenant at Tenant's sole expense shall, except for services furnished by Landlord pursuant to Article 9 hereof, maintain the Premises in good order, condition and repair, including the interior surfaces of the ceilings, walls and floors, all doors, all interior windows, all plumbing, pipes and fixtures, electrical wiring, switches and fixtures, Building Standard furnishings and special items and equipment installed by or at the expense of Tenant.

              (3) Tenant shall be responsible for all repairs and alterations in and to the Premises, Building and Project and the facilities and systems thereof, the need for which arises out of (i) Tenant's use or occupancy of the Premises, (ii) the installation, removal, use or operation of Tenant's Property (as defined in Article 13) in the Premises, (iii) the moving of Tenant's Property into or out of the Building, or (iv) the act, omission, misuse or negligence of Tenant, its agents, contractors, employees or invitees.

              (4) If Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at the prime commercial rate then being charged by Bank of America NT & SA plus four percent (4%) per annum, from the date of such work, but not to exceed the maximum rate then allowed by law. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as a result of performing any such work.

         C. Compliance with Law. Tenant shall not use or occupy the Premises in violation of law or any covenant, condition or restriction affecting the Building or Project or the certificate of occupancy issued for the Building or Project, and shall, upon notice from Landlord, immediately discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or the certificate of occupancy. Tenant, at Tenant's own cost and expense, shall comply with all laws, ordinances, regulations, rules and/or any directions of any governmental agencies or authorities having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or its use or occupation. A judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant that Tenant has violated any such laws, ordinances, regulations, rules and/or directions in the use of the Premises shall be deemed to be a conclusive determination of that fact as between Landlord and Tenant. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or other insurance policy covering the Building or Project and/or property located therein, and shall comply with all rules, orders, regulations, requirements and recommendations of the Insurance Services Office or any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure or


TENANT'S INITIALS:__                                      LANDLORD'S INITIALS:__
                  annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

         D. Waiver by Tenant. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

         E. Load and Equipment Limits. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry, as determined by Landlord or Landlord's structural engineer. The cost of any such determination required to be made by Landlord's structural engineer because of Tenant's load requirements shall be paid for by Tenant upon demand. Tenant shall not install business machines or mechanical equipment which cause noise or vibration to such a degree as to be objectionable to Landlord or other Building tenants.

         F. Limit of Landlord's Liability. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant nor shall Tenant's obligations under this Lease be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from any repairs or changes which Landlord is required or permitted to make in or to any portion of the Project, Building or the Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant's business in the Premises.

         G. Tenant Notice. Tenant shall give Landlord prompt notice of any damage to or defective condition in any part or appurtenance of the Building's mechanical, electrical, plumbing, HVAC or other systems serving, located in, or passing through the Premises.

         H. Condition at Termination. Upon the expiration or earlier termination of this Lease, Tenant shall return the Premises to Landlord clean and in the same condition as on the date Tenant took possession, except for normal wear and tear. Any damage to the Premises, including any structural damage, resulting from Tenant's use or from the removal of Tenant's fixtures, furnishings, and equipment pursuant to Article 13.B. shall be repaired by Tenant at Tenant's expense.

 12.     ALTERATIONS AND ADDITIONS

         A. Tenant shall not make any additions, alterations, or improvements to the Premises without obtaining the prior written consent of Landlord. Landlord's consent may be conditioned on Tenant's removing any such additions, alterations or improvements upon the expiration of the Term and restoring the Premises to the same condition as on the date Tenant took possession. All work with respect to any addition, alteration or improvement shall be done in a good and workmanlike manner by properly qualified and licensed personnel approved by Landlord, and such work shall be diligently prosecuted to completion. Landlord may, at Landlord's option, require that Landlord's contractor or Architect supervise and/or perform that portion of any such alternation or additions involving the Building's roof, exterior metal siding and/or stucco surfaces, windows and/or window frames, waterproofing any underground work, landscaping, building entry doors and/or building security systems, common area equipment or improvements, and/or any item or element with the Premises, Building or Project subject to a warranty to Landlord.

         B. Tenant shall pay the costs of any work done on the Premises pursuant to Article 12.A., and shall keep the Premises, Building and Project free and clear of liens of any kind. Tenant shall indemnify, defend against and keep Landlord free and harmless from all liability, loss, damage, costs, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant.

                  Tenant shall keep Tenant's leasehold interest, and any additions or improvements which are or become the property of Landlord under this Lease, free and clear of all attachment or judgment liens. Before the actual commencement of any work for which a claim or lien may be filed, Tenant shall give Landlord notice of the intended commencement date a sufficient time before that date to enable Landlord to post notices of non-responsibility or any other notices which Landlord deems necessary for the proper protection of Landlord's interest in the Premises, Building or the Project, and Landlord shall have the right to enter the Premises

TENANT'S INITIALS: __                                  LANDLORD'S INITIALS:__
                  and post such notices at any reasonable time.

         C. Landlord may require, at Landlord's sole option, that Tenant provide to Landlord, at Tenant's expense, a lien and completion bond in an amount equal to at least one and one-half (1-1/2) times the total estimated cost of any additions, alterations or improvements to be made in or to the Premises, to protect Landlord against any liability for mechanic's and materialmen's liens and to insure timely completion of the work. Nothing contained in this Article 12.C. shall relieve Tenant of its obligation under Article 12.B. to keep the Premises, Building and Project free of all liens.

         D. Unless removal is required by Landlord as provided in Article 12.A., all additions, alterations and improvements made to the Premises shall become the property of Landlord and be surrendered with the Premises upon the expiration of the Term; provided, however, Tenant's equipment, machinery and trade fixtures which can be removed without damage to the Premises shall remain the property of Tenant and may be removed, subject to the provisions of Article 13.B.

 13.     LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY

         A. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of or during the Term, whether or not by or at the expense of Tenant ("Leasehold Improvements"), shall be and remain a part of the Premises, shall be the property of Landlord and shall not be removed by Tenant, except as expressly provided in
                  Article 13.B.

         B. All moveable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment located in the Premises and acquired by or for the account of Tenant, without expense to Landlord, which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of Tenant's Property is removed, Tenant shall promptly repair any damage to the Premises or to the Building resulting from such removal.

 14.     RULES AND REGULATIONS

         Tenant agrees to comply with (and cause its agents, contractors, employees and invitees to comply with) the rules and regulations attached hereto as Exhibit D and with such reasonable modifications thereof and additions thereto as Landlord may from time to time make. Landlord shall not be responsible for any violation of said rules and regulations by other tenants or occupants of the Building or Project.

 15.     CERTAIN RIGHTS RESERVED BY LANDLORD

         Landlord reserves the following rights, exercisable without liability to Tenant for (a) damage or injury to property, person or business, (b) causing an actual or constructive eviction from the Premises, or (c) disturbing Tenant's use or possession of the Premises.

         A. To name the Building and Project and to change the name or street address of the Building or Project;

         B. To install and maintain all signs on the exterior and interior of the Building and Project;

         C. To have pass keys and security access to the Premises and all doors within the Premises, excluding Tenant's vaults and safes;

         D. At any time during the Term, and on reasonable prior notice to Tenant, to inspect the Premises, and to show the Premises to any prospective purchaser or mortgagee of the Project, or to any assignee of any mortgage on the Project, or to others having an interest in the Project or Landlord, and during the last six months of the Term, to show the Premises to prospective tenants thereof; and

         E. To enter the Premises for the purpose of making inspections, repairs, alterations, additions or improvements to the Premises or the Building (including, without limitation, checking, calibrating, adjusting or balancing controls and other parts of the HVAC system), and to take all steps as may be necessary or desirable for the safety, protection, maintenance or

TENANT'S INITIALS: __                                  LANDLORD'S INITIAL: __
         preservation of the Premises or the Building or Landlord's interest therein, or as may be necessary or desirable for the operation or improvement of the Building or in order to comply with laws, orders or requirements of governmental or other authority. Landlord agrees to use its best efforts (except in an emergency) to minimize interference with Tenant's business in the Premises in the course of any such entry.


16. ASSIGNMENT AND SUBLETTING

    No assignment of this Lease or sublease of all or any part of the Premises shall be permitted, except as provided in this Article 16.

    A. Tenant shall not, without the prior written consent of Landlord, assign, transfer, encumber or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the premises by any party other than Tenant. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest of Tenant herein, be assignable by operation of law without the written consent of Landlord. "Transfer" within the meaning of this
         Article 16 shall include the transfer or transfers aggregating: (a) if Tenant is a corporation, more than 25% of the voting stock of Tenant; or (b) if Tenant is a partnership, more than 25% of the profit and loss participation in such partnership.

    B. If at any time or from time to time during the Term, Tenant desires to assign this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms and provisions of the proposed assignment or sublease, and the identity of the proposed assignee or subtenant. Tenant shall promptly supply Landlord with such information concerning the business background and financial condition of such proposed assignee or subtenant as Landlord may reasonably request. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after Tenant's notice is given, either to sublet such space from Tenant at the rental and on the other terms set forth in this Lease for the term set forth in Tenant's notice, or, in the case of an assignment, to terminate this Lease. If Landlord does not exercise such option, Tenant may assign the Lease or sublet such space to such proposed assignee or subtenant on the following further conditions:

         (1) Landlord shall have the right to approve such proposed assignee or subtenant, which approval shall not be unreasonably withheld;

         (2) The assignment or sublease shall be on the same terms set forth in the notice given to Landlord;

         (3) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises until an executed counterpart of such assignment or sublease has been delivered to Landlord;

         (4) No assignee or sublessee shall have a further right to assign or sublet except on the terms herein contained; and

         (5) Any sums or other economic consideration received by Tenant as a result of such assignment or subletting, however denominated under the assignment or sublease, which exceed, in the aggregate, (i) the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any real estate brokerage commissions or fees payable in connection with such assignment or subletting, shall be paid to Landlord as additional rent under this Lease without affecting or reducing any other obligations of Tenant hereunder.

         (6) If Tenant's obligation under this Lease have been guaranteed by third parties, then an assignment or sublease, and Landlord's consent thereto, shall not be effective unless said guarantors give their written consent to each assignment or sublease and the terms thereof.

    C. Notwithstanding the provisions of paragraphs A. and B. above, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent and without extending any recapture or termination option to Landlord, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern, provided that (i) the assignee or sublessee assumes, in full, the obligations of Tenant under this Lease, (ii) Tenant remains fully liable under this Lease, and (iii) the use of the Premises under Article 8 remains unchanged.




TENANT'S INITIALS:___                        LANDLORD'S INITIALS:___

    D. No subletting or assignment shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

    E. If Tenant assigns the Lease or sublets the Premises or requests the consent of Landlord to any assignment or subletting or if Tenant requests the consent of Landlord for any act that Tenant proposes to do, then Tenant shall, upon demand, pay Landlord an administrative fee of One Hundred Fifty and No/100ths Dollars ($150.00) plus any attorneys' fees reasonably incurred by Landlord in connection with such act or request.

17.      HOLDING OVER

         If after expiration of the Term, Tenant remains in possession of the Premises with Landlord's permission (express or implied), Tenant shall become a tenant from month to month only, upon all the provisions of this Lease (except as to term and Base Rent), but the monthly installments of Base Rent payable by Tenant shall be increased to one hundred fifty percent (150%) of the Monthly Installments of Base Rent payable by Tenant at the expiration of the Term. Such monthly rent shall be payable in advance on or before the first day of each month. If either party desires to terminate such month to month tenancy, it shall give the other party not less than thirty (30) days advance written notice of the date of termination.

18.      SURRENDER OF PREMISES

         A. Tenant shall peaceably surrender the Premises to Landlord on the Expiration Date, in broomclean condition and in as good condition as when Tenant took possession, except for (i) reasonable wear and tear, (ii) loss by fire or other casualty and (iii) loss by condemnation. Tenant shall, on Landlord's request, remove Tenant's Property on or before the Expiration Date and promptly repair all damage to the Premises or Building caused by such removal.

         B. If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any of Tenant's Properly left on the Premises shall be deemed to be abandoned, and, at Landlord's option, title shall pass to Landlord under this Lease as by a bill of sale. If Landlord elects to remove all or any part of such Tenant's Property, the cost of removal, including repairing any damage to the Premises or Building caused by such removal, shall be paid by Tenant. On the Expiration Date, Tenant shall surrender all keys to the Premises.

19.      DESTRUCTION OR DAMAGE

         A. If the Premises or the portion of the Building necessary for Tenant's occupancy is damaged by fire, earthquake, act of God, the elements or other casualty, Landlord shall, subject to the provisions of this Article, promptly repair the damage, if such repairs can, in Landlord's opinion, be completed within ninety
                (90) days and if sufficient insurance proceeds are available to landlord to complete the repair. If Landlord determines that repairs can be completed within ninety (90) days, this Lease shall remain in full force and effect, except that if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, employees, contractors, licensees or invitees, the Base Rent shall be abated to the extent Tenant's use of the Premises is impaired, commencing with the date of damage and continuing until completion of the repairs required by Landlord under Article 19.D.

         B. If in Landlord's opinion, such repairs to the Premises or portion of the Building necessary for Tenant's occupancy cannot be completed within ninety (90) days, Landlord may elect, upon notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damage, in which event this Lease shall continue in full force and effect, but the Base Rent shall be partially abated as provided in Article 19.A. If Landlord does not so elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

         C. If any other portion of the Building or Project is totally destroyed or damaged to the extent that in Landlord's opinion repair thereof cannot be completed within ninety (90) days, or if




TENANT'S INITIALS:___                        LANDLORD'S INITIALS:___
         sufficient insurance proceeds are not available to Landlord to complete the repair. Landlord may elect upon notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damage, in which event this Lease shall continue in full force and effect, but the Base Rent shall be partially abated as provided in Article 19.A. If Landlord does not elect to make such repairs, this Lease shall terminate as of the date of such tire or other casualty.

    D. If the Premises are to be repaired under this Article, Landlord shall repair at its cost any injury or damage to the Building and Building Standard Work in the Premises. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property. Landlord shall not be liable for any loss of business, inconvenience or annoyance arising from any repair or restoration of any portion of the Premises, Building or Project as a result of any damage from fire or other casualty.

    E. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Premises, Building or Project by fire or other casualty, and any present or future law which purports to govern the rights of Landlord and Tenant in such circumstances in the absence of express agreement, shall have no application.

20. EMINENT DOMAIN

    A. If the whole of the Building or Premises is law-fully taken by condemnation or in any other manner for any public or quasi-public purpose, this Lease shall terminate as of the date of such taking, and Rent shall be prorated to such date. If less than the whole of the Building or Premises is so taken, this Lease shall be unaffected by such taking, provided that (i) Tenant shall have the right to terminate this Lease by notice to Landlord given within ninety (90) days after the date of such taking if twenty percent (20%) or more of the Premises is taken and the remaining area of the Premises is not reasonably sufficient for Tenant to continue operation of its business, and (ii) Landlord shall have the right to terminate this Lease by notice to Tenant given within ninety (90) days after the date of such taking. If either Landlord or Tenant so elects to terminate this Lease, the Lease shall terminate on the thirtieth (30th) day after either such notice. The Rent shall be prorated to the date of termination. If this Lease continues in force upon such partial taking, the Base Rent and Tenant's Proportionate Share shall be equitably adjusted according to the remaining Rentable Area of the Premises and Project.

    B. In the event of any taking, partial or whole, all of the proceeds of any award, judgment or settlement payable by the condemning authority shall be the exclusive property of Landlord, and Tenant hereby assigns to Landlord al1 of its right, title and interest in any award, judgment or settlement from the condemning authority. Tenant, however, shall be entitled to any separate award for loss of or damage to Tenant's trade fixtures, removable personal property and unamortized Tenant improvements that have been paid for by Tenant. For that purpose, the cost of such improvements shall be amortized over the original term of the Lease, excluding any options.

    C. In the event of a partial taking of the Premises which does not result in a termination of this Lease, Landlord shall restore the remaining portion of the Premises as nearly as practicable to its condition prior to the condemnation or taking, but only to the extent of Building Standard Work. Tenant shall be responsible at its sole cost and-- expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property.

21. INDEMNIFICATION

    A. Unless caused by the negligence or willful misconduct of Landlord, Tenant shall indemnify and hold Landlord harmless against and from any and all liability and claims of any kind for loss or damage to property of Tenant or any other person, or for any injury to or death of any person, arising out of: (1) Tenant's use and occupancy of the Premises, or any work, activity or other things done in, on or about the Premises or elsewhere; (2) any breach or default by Tenant of any of Tenant's obligations under this Lease; or (3) any act or omission of Tenant, its agents, employees, invitees or contractors. Tenant shall, at Tenant's expense, and by counsel satisfactory to Landlord, defend Landlord in any action or proceeding arising from any such claim and shall indemnify Landlord against all costs, attorneys' fees, expert witness fees and any other expenses incurred in such action or proceeding. As a material part of the consideration for Landlord's execution of this Lease, Tenant hereby assumes all risk of damage or injury to any person or property in, on or about the Premises or Project from any




TENANT'S INITIALS:___                        LANDLORD'S INITIALS:___
         cause.

    B. Unless caused by the negligence or willful misconduct of Landlord, Landlord shall not be liable for injury or damage to Tenant's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents, invitees, or contractors whether such damage or injury is, caused by or resulting from theft, fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises or Project, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or Project or from other sources. Landlord shall not be liable for any damages arising from any act or omission of any other tenant or occupants of the Building or Project.

    22.  TENANT'S INSURANCE

    A. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies acceptable to Landlord and Landlord's lender and qualified to do business in the State and rated in "Best's Key Rating Guide" at A:IX or better. Each policy shall name Landlord, and at Landlord's request any mortgagee of Landlord, as an additional insured, as their respective interests may appear. Each policy shall contain (i) a cross-liability endorsement, (ii) a provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance, and (iii) a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives. A certificate (in form of Exhibit
         G) of the insurer evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord before the date Tenant is first given the right of possession of the Premises. Landlord may, at any time and from time to time, inspect and/or copy any insurance policies required to be maintained by Tenant hereunder. The certificate shall state that no such policy shall be cancelable except after thirty (30) days written notice to Landlord and Landlords lender. Tenant shall furnish Landlord with renewals certificates for any such policy at least thirty (30) days prior to the expiration thereof. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge the Tenant the premiums together with a handling charge of twenty-five percent (25%) of the premium , payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies expressly afford coverage to the Premises, Landlord, Landlord's mortgagee and Tenant as required by this Lease.

    B. Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect policies of casualty insurance covering (i) all Leasehold Improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to the provisions of Article 12 hereof), and (ii) trade fixtures, merchandise and other personal property from time to time in, on or about the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time, providing protection against any peril included with the classification "Fire and Extended Coverage" together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (i) shall be paid to Landlord, and the proceeds under
         (ii) above shall be paid to Tenant.

    C. Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect workers' compensation insurance as required by law and Comprehensive Public Liability Insurance utilizing an Insurance Services Office Standard form with Broad Form General Liability Endorsement (GL0404) or equivalent and property damage insurance with respect to the construction of improvements on the Premises, the use, operation, maintenance and or condition of the Premises and the operations of Tenant in, on or about the Premises, providing personal injury and broad form property damage coverage for not less than Two Million Dollars ($2,000,000) combined single limit for bodily injury, death and property damage liability.




TENANT'S INITIALS:___                        LANDLORD'S INITIALS:___

    D. Not less than every three (3) years during the Term, Landlord and Tenant shall mutually agree to increases in all of Tenant's insurance policy limits for all insurance to be carried by Tenant as set forth in this Article. In the event Landlord and Tenant cannot mutually agree upon the amounts of said increases, then Tenant agrees that all insurance policy limits as set forth in this Article shall be adjusted for increases in the cost of living in the same manner as is set forth in Article 5.2 hereof for the adjustment of the Base Rent.

23. WAIVER OF SUBROGATION

    Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to the waiving party or its property or the property of others under its control, to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of the loss or damage. Tenant shall, upon obtaining the policies of insurance required under this Lease, give notice to its insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

24. SUBORDINATION AND ATTORNMENT

    Upon written request of Landlord, or any mortgage or deed of trust beneficiary of Landlord, or ground lessor of Landlord, Tenant shall, in writing, subordinate its rights under this Lease to the lien of any mortgage or deed of trust, or to the interest of any lease in which Landlord is lessee ("Security Device"), and to all advances made or hereafter to be made thereunder. However, before signing any subordination agreement, Tenant shall have the right to obtain from any lender or lessor of Landlord requesting such subordination, an agreement in writing providing that, as long as Tenant is not in default hereunder, this Lease shall remain in effect for the full Term. The holder of any Security Device may, upon written notice to Tenant, elect to have this Lease prior to its Security Device regardless of the time of the granting or recording of such Security Device.


     In the event of any foreclosure sale, transfer in lieu of foreclosure or termination of the lease in which Landlord is lessee, Tenant shall attorn to the purchaser, transferee or lessor as the case may be, and recognize that party as Landlord under this Lease, provided such party acquires and accepts the Premises subject to this Lease.

25. TENANT ESTOPPEL CERTIFICATES

    Within ten (10) days after written request from Landlord, Tenant shall execute and deliver to Landlord or Landlord's designee, a written statement certifying (a) that this Lease is unmodified and in full force and effect, or is in full force and effect as modified and stating the modifications;
    (b) the amount of Base Rent and the date to which Base Rent and additional rent have been paid in advance; (c) the amount of any security deposited with Landlord; (d) that Landlord is not in default hereunder or, if Landlord is claimed to be in default, stating the nature of any claimed default. Any such statement may be relied upon by a purchaser, assignee or lender and other matters reasonably requested by Landlord. Tenant's failure to execute and deliver such statement within the time required shall at Landlord's election be in default under this Lease and shall also be conclusive upon Tenant that: (1) this Lease is in full force and effect and has not been modified except as represented by Landlord; (2) there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counter-claim or deduction against Rent; and (3) not more than one month's Rent has been paid in advance.

26. TRANSFER OF LANDLORD'S INTEREST

    In the event of any sale or transfer by Landlord of the Premises, Building or Project, and assignment of this Lease by Landlord, Landlord shall be and is hereby entirely freed and relieved of any and all liability and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises, Building, Project or Lease occurring after the consummation of such sale or transfer, providing the purchaser shall expressly assume all of the covenants and obligations of Landlord under this Lease. If any security deposit or prepaid Rent has been paid by Tenant, Landlord may transfer the security deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

27. DEFAULT

27. I Tenant's Default. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

         A. If Tenant abandons or vacates the Premises; or



TENANT'S INITIALS:___                        LANDLORD'S INITIALS:___

    B. If Tenant fails to pay any Rent or any other charges required to be paid by Tenant under this Lease and such failure continues for five (5) days after such payment is due and payable; or

    C. If Tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease and such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; or


    D. If a writ of attachment or execution is levied on this Lease or on any of Tenant's Property; or


    E. If Tenant makes a general assignment for the benefit of creditors, or provides for an arrangement, composition, extension or adjustment with its creditors; or


    F. If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the federal bankruptcy laws or other insolvency laws is filed and not withdrawn or dismissed within forty-five (45) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of forty-five (45) days; or

    G. If in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or Tenant's Property (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Tenant's Property; or

    H. If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in subparagraphs D. through G. above.

27.2 Remedies. In the event of Tenant's default hereunder, then in addition to any other rights or remedies Landlord may have under any law, Landlord shall have the right, at Landlord's option, without further notice or demand of any kind to do the following:

    A. Terminate this Lease and Tenant's right to possession of the Premises and reenter the Premises and take possession thereof, and Tenant shall have no further claim to the Premises or under this Lease; or

    B. Continue this Lease in effect, reenter and occupy the Premises for the account of Tenant, and collect any unpaid Rent or other charges which have or thereafter become due and payable; or

    C. Reenter the Premises under the provisions of subparagraph B, and thereafter elect to terminate this Lease and Tenant's right to possession of the Premises.

    If Landlord reenters the Premises under the provisions of subparagraphs B or C above, Landlord shall not be deemed to have terminated this Lease or the obligation of Tenant to pay any Rent or other charges thereafter accruing, unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. In the event of any reentry or retaking of possession by Landlord, Landlord shall have the right, but not the obligation, to remove all or any part of Tenant's Property in the Premises and to place such property in storage at a public warehouse at the expense and risk of Tenant. If Landlord elects to relete the Premises for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such reletting including but not limited to leasing brokerage fees; third, to the payment of the cost of any alterations or repairs to the Premises; fourth to the payment of Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If that portion of rent received from the reletting which is applied against the Rent due hereunder is less than the amount of the Rent due, Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as determined, any costs and expenses incurred by Landlord in connection with such reletting or in making alterations and repairs to the Premises, which are not covered by the rent received from the reletting.




TENANT'S INITIALS:______                     LANDLORD'S INITIALS:_______

         Should Landlord elect to terminate this Lease under the provisions of subparagraph A or C above, Landlord may recover as damages from Tenant the following:

         1. Past Rent. The worth at the time of the award of any unpaid Rent which had been earned at the time of termination; plus

         2. Rent Prior to Award. The worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

         3. Rent After Award. The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the rental loss that Tenant proves could be reasonably avoided; plus

         4. Proximately Caused Damages. Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses (including attorneys' fees), incurred by Landlord in (a) retaking possession of the Premises, (b) maintaining the Premises after Tenant's default, (c) preparing the Premises for reletting to a new tenant, including any repairs or alterations, and (d) reletting the Premises, including brokers' commissions.

         "The worth at the time of the award" as used in subparagraphs 1 and 2 above, is to be computed by allowing interest at the rate of the percent (10%) per annum. "The worth at the time of the award" as used in subparagraph 3 above, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank situated nearest to the Premises at the time of the award plus one percent (1%).

         The waiver by Landlord of any breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition. Acceptance of Rent by Landlord subsequent to any breach hereof shall not be deemed a waiver of any preceding breach other than the failure to pay the particular Rent so accepted, regardless of Landlord's knowledge of any breach at the time of such acceptance of Rent. Landlord shall not be deemed to have waived any term, covenant or condition unless Landlord gives Tenant written notice of such waiver.

    27.3 Landlord's Default. Notwithstanding anything contained herein to the contrary, the obligations of Landlord (including any actual or alleged breach or default by Landlord) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, and Tenant shall not seek recourse against the individual partners, directors officers or shareholders of Landlord or Landlord's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease other than their interest in and to the project. If Landlord fails to perform any covenant, condition or agreement contained in this Lease within thirty
         (30) days after receipt of written notice from Tenant specifying such default, or if such default cannot reasonably be cured within thirty
         (30) days, if Landlord fails to commence to cure within that thirty
         (30) day period, then Landlord shall be liable to Tenant for any damages sustained by Tenant as a result of Landlord's breach; provided, however, it is expressly understood and agreed that if Tenant obtains a money judgment against Landlord resulting from any default or other claim arising under this Lease, that judgment shall be satisfied only out of the rents, issues, profits, and other income actually received on account of Landlord's right, title and interest in the Premises, Building or Project, and no other real, personal or mixed property of Landlord (or of any of the partners which comprise Landlord, if any) wherever situated, shall be subject to levy to satisfy such judgment. If, after notice to Landlord of default, Landlord (or any mortgagee or deed of trust beneficiary of Landlord) fails to cure the default as provided herein, then Tenant shall have the right to cure that default at Landlord's expense. Tenant shall not have the right to terminate this Lease or to withhold, reduce or offset any amount against any payments of Rent or any other charges due and payable under this Lease.

28. BROKERAGE FEES

    Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except Broker and Sales Agent as set forth in Article 2.C. Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including costs of



TENANT'S INITIALS:______                     LANDLORD'S INITIALS:_______
    suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of Tenant.

29. NOTICES

    All notices, approvals and demands permitted or required to be given under this Lease shall be in writing and deemed duly served or given if personally delivered or sent by certified or registered U.S. mail, postage prepaid, and addressed as follows: (a) if to Landlord, to Landlord's Mailing Address and to the Building manager, and (b) if to Tenant, to Tenant's Mailing Address; provided, however, notices to Tenant shall be deemed duly served or given if delivered or mailed to Tenant at the Premises. Landlord and Tenant may from time to time, by notice to the other, designate another place for receipt of future notices.

30. GOVERNMENT ENERGY OR UTILITY CONTROLS

    In the event of imposition of federal, state or local government controls, rules, regulations, or restrictions on the use or consumption of energy or other utilities during the Term, both Landlord and Tenant shall be bound thereby. In the event of a difference in interpretation by Landlord and Tenant of any such controls, the interpretation of Landlord shall prevail, and Landlord shall have the right to enforce compliance therewith, including the right of entry into the Premises to effect compliance.

31. QUIET ENJOYMENT

    Tenant, upon paying the Rent and performing all of its obligations under this Lease, shall peaceably and quietly enjoy the Premises, subject to the terms of this Lease and to any mortgage, lease, or other agreement to which this Lease may be subordinate.

32. FORCE MAJEURE

    Any prevention, delay or stoppage of work to be performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor, materials, equipment or reasonable substitutes therefore, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay or stoppage. Nothing in this
    Article 34 shall excuse or delay Tenant's obligation to pay Rent or other charges under this Lease.

33. CURING TENANT'S DEFAULTS

    If Tenant defaults in the performance of any of its obligations under this Lease, Landlord may (but shall not be obligated to) without waiving such default, perform the same for the account and at the expense of Tenant. Tenant shall pay Landlord all costs, plus a 10% fee on all such costs, of such performance promptly upon receipt of a bill therefore.

34. SIGN CONTROL

    Tenant shall not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Premises, Building or Project, including without limitation, the inside or outside of windows or doors, without the written consent of Landlord. Landlord shall have the right to remove any signs or other matter, installed without Landlord's written permission, without being liable to Tenant by reason of such removal, and to charge the cost of removal to Tenant as additional rent hereunder, payable within ten (10) days of written demand by Landlord.

35. MISCELLANEOUS

    A. Accord and Satisfaction; Allocation of Payments. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than on account of the earliest due Rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any account or other payment of Tenant then not current and due or delinquent.

    B. Riders. If any provision contained in a rider to this Lease is inconsistent with any other



TENANT'S INITIALS:___                      LANDLORD'S INITIALS:___
       provision herein, the provision contained in the rider shall control, unless otherwise provided in the rider.

C. Attorneys' Fees. If any action or proceeding is brought by either party against the other pertaining to or arising out of this Lease, the finally prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred on account of such action or proceeding.

D. Captions, Articles and Section Numbers. The captions appearing within the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease. All references to Article and Section numbers refer to Articles and Sections in this Lease.

E. Changes Requested by Lender. Tenant shall not unreasonably withhold its consent to changes or amendments to this Lease requested by Landlord's lender, so long as these changes do not alter the basic business terms of this Lease or otherwise materially diminish any rights or materially increase any obligations of the Tenant.

F. Choice of Law. This Lease shall be construed and enforced in accordance with the laws of the State.

G. Consent. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have no claim, and hereby waives the right to any claim against Landlord for money damages by reason of any refusal, withholding or delaying by Landlord of any consent, approval or statement of satisfaction, and in such event, Tenant's only remedies therefore shall be an action for specific performance, injunction or declaratory judgment to enforce any right to such consent, etc.

H. Corporate Authority. If Tenant is a corporation, each individual signing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, and that this Lease is binding on Tenant in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of a resolution of its board of directors authorizing such execution.

I. Counterparts. This Lease may be executed in multiple counterparts, all of which shall constitute one and the same Lease.

J. Execution of Lease; No Option. The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest of Tenant in the Premises or any other premises within the Building or Project. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord notwithstanding any time interval, pending Landlord's Lender's approval of this Lease and that Landlord has executed and delivered this Lease to Tenant.

K. Furnishing of Financial Statements; Tenant's Representations. To induce Landlord to enter into this Lease or any extension thereof, Tenant agrees that it shall promptly furnish Landlord, for Landlord's review and approval, upon Landlord's written request, with financial statements reflecting Tenant's current financial condition. Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects.

L. Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

M. Mortgagee Protection. Tenant agrees to send by certified or registered mail to any mortgagee or deed of trust beneficiary of Landlord whose address has been furnished to Tenant, a copy of any notice of default served by Tenant on Landlord. If Landlord fails to cure such default within the time provided for in this Lease, such mortgagee or beneficiary shall have an additional thirty (30) days to cure such default; provided that if such default cannot reasonably be cured within that thirty (30) day period, then such mortgagee or beneficiary shall have such additional time to cure the default as is reasonably necessary under the circumstances.

N. Prior Agreements; Amendments. This Lease contains all of the agreements of the parties with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions


TENANT'S INITIALS: __                                    LANDLORD'S INITIALS: __
of this Lease may be amended or modified except by an agreement in writing signed by the parties or their respective successors in interest.

O. Severability. A final determination by a court of competent jurisdiction that any provision of this Lease is invalid shall not affect the validity of any other provision, and any provision so determined to be invalid shall, to the extent possible, be construed to accomplish its intended effect.

P. Successors and Assigns. This Lease shall apply to and bind the heirs, personal representatives, and permitted successors and assigns of the parties.

Q.     Time of the Essence. Time is of the essence of this Lease.

R. Waiver. No delay or failure to exercise any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver of such default.

       No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

       Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

The parties hereto have executed this Lease as of the date set forth on page 1.


LANDLORD:
Sycamore San Diego Investors
By: Shell Properties Corporation, Agent

By:  /s/ Jeffrey P. Server
     -------------------------------------
     Jeffrey P. Server, President

TENANT:
Protein Polymer Technologies, Inc.

By:  /s/ J. Thomas Parmeter
     --------------------------------------
     J. Thomas Parmeter, President


TENANT'S INITIALS: __                                    LANDLORD'S INITIALS: __

                      RIDER TO LEASE DATED April 13, 1998,
                                 BY AND BETWEEN
                          Sycamore/San Diego Investors
                  an Illinois Limited Partnership, as Landlord
                                      AND
                       Protein Polymer Technologies, Inc.
                       A Delaware corporation, as Tenant

      Landlord and Tenant hereby agree that notwithstanding anything contained in the Lease to the contrary, the provisions set forth below will be deemed to be a part of the Lease and shall supersede, to the extent appropriate, any contrary provision in the Lease. All references in the Lease and in this Rider to "Lease" shall be construed to mean the Lease, as amended and supplemented by this Rider. All terms used in this Rider, unless specifically defined in this Rider, shall have the same meaning as the terms used in the Lease.

1.    TENANT IMPROVEMENTS
      -------------------

      Within 180 days of the commencement date, Landlord shall re-carpet the Premises at a total cost not to exceed $25,000.00 and replace all existing roof mounted package and split system HVAC equipment with like-kind or better equipment at a total cost not to exceed $75,000.00. Landlord and Tenant agree that in the event there are excess funds remaining from the recarpeting and installation of the HVAC system all such remaining funds shall be held in escrow for the benefit of Tenant to make any other necessary improvements as Tenant deems `reasonably necessary to the Premises. Tenant shall maintain all bookkeeping records of such remaining excess funds and Landlord shall have the right to review such account.

2.    RENT ABATEMENT
      --------------

      For and in consideration of Tenant's execution of this Lease, Landlord hereby grants to Tenant the full abatement of the Base Rent due under this Lease for the month of May, 1998.

3.    EXPANSION  PREMISES
      -------------------

      Commencing September 1, 1999, that portion of the second floor at 10655 Sorrento Valley Road, commonly known as Suite 200, containing approximately
6.183 rentable square feet and shown by diagonal lines on the floor plan appearing as Exhibit B hereto shall be incorporated within the Premises and become subject to the same prevailing Lease terms and conditions for the initial Premises including but not limited to the payment of rent at the same adjusted rate per square foot at the time (and with the anniversary date adjustments thereafter per Article 5.2) and the obligation to share, if any, pro rata excess operating expenses (prorated for any partial year) but excluding tenant improvements, if any, the cost of which shall be borne solely by the Tenant.

4.    LANDLORD'S REPRESENTATION
      -------------------------

      Landlord hereby represents and warrants that to the best of Landlord's knowledge, the use by Tenant of the Premises for the purposes set forth in the Tenant Use Clause is not, as of

TENANT'S INITIALS: __                                    LANDLORD'S INITIALS: __
the date of this Lease, in violation of any law or covenant, condition or restriction affecting the Building or Project or the certificate of occupancy issued for the Building or Project. Landlord further represents and warrants that to the best of Landlord's knowledge, Tenant's use of the Premises for the purposes set forth in the Tenant Use Clause will not, as of the date of this Lease, invalidate any fire, extended coverage or other insurance policy covering the Building or Project and/or property located therein, and to the best of Landlord's knowledge complies with all rules, orders, regulations, requirements and recommendations of the Insurance Services Office or any other organization performing a similar function.

5.    PROJECT OPERATING COSTS EXCLUSIONS
      ----------------------------------

      Article 5.3 B(1)(b)(10)(1) is amended by deleting the words "or life safety purposes."

      Notwithstanding anything to the contrary set forth in Article 5 of the Lease, Project Operating Costs shall not include the following:

      (i)     Any ground lease rental;

      (ii) Any principal, interest, points or other fees on debts or amortization on any mortgage or mortgages or any other debt instrument with regard to the Project;

      (iii) That portion of any costs of capital repairs, replacements, improvements or equipment, including interest thereon, if any, which would result in Tenant's pro rata share (for such capital items) exceeding the hereby agreed upon amount of $3,200.00 per month during the Lease Term where such items are described as those having a useful life in excess of one (1) year and where the cost of such items are amortized over their reasonably anticipated lives pursuant to generally accepted accounting principles consistently applied;

      (iv) Rentals for items not directly required or involved in Landlord's performance of its obligations pursuant to this Lease;

      (v) Costs incurred by Landlord for the repair of damage to the Project to the extent that Landlord is reimbursed by insurance proceeds;

      (vi) Costs incurred by Landlord with respect to the negotiation or installation of past, present, future or prospective tenants or occupants within the Project including tenant improvement and refurbishment costs, space planning, leasing commissions and other marketing costs, attorney costs and other fees, and any other costs and expenses connected therewith;

      (vii) Expenses for items and services not offered to Tenant, or for which Tenant or any other tenant or occupant directly reimburses Landlord (other than through Tenant's Proportionate Share of Project Operating Cost Increases);

      (viii) Costs incurred by Landlord due to the violation by Landlord and/or any other tenant or occupant of the terms and conditions of any other lease agreement;

TENANT'S INITIALS: __                                    LANDLORD'S INITIALS: __

      (ix) Overhead and profit increments paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

      (x)     Landlord's general corporate overhead and administrative expenses;

      (xi) Electric or gas power costs for which any tenant or occupant directly contracts with the local public service company or private energy company;

      (xii) Governmental fines and/or tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments when due;

      (xiii)  Landlord's charitable or political contributions;

      (xiv) Costs, attorney's fees, judgments and payments arising from claims, disputes, arbitration, litigation or the threat of litigation pertaining to the Landlord and/or the Building and/or the Project or any other tenant or occupant therein except where the tenants of the project would receive benefits if Landlord prevails;

      (xv) Costs incurred by Landlord which are not customarily treated as "operating expenses" or "operating costs" at comparable research and development office buildings;

      (xvi) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building; and

      (xvii)  Advertising and promotional expenditures.

6.    ABATEMENT OF RENT WHEN TENANT IS PREVENTED FROM USING PREMISES
      --------------------------------------------------------------

      Notwithstanding anything to the contrary contained in the Lease, in the event that Tenant is prevented from using, and does not use, the Premises or any portion of the Premises greater than five percent (5%) of the Rentable Area of the Premises for ten (10) consecutive days (the "Eligibility Period") as a result of any damage or destruction to the Premises, or the taking of all or any part of the Premises by eminent domain, or any failure on the part of Landlord or Landlord's agents, employees, contractors or representatives, to provide services or access to the Premises, except for those provided by public utilities or other public entities over which Landlord has no control, then Tenant's obligation to pay Rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period, for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the Rentable Area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total Rentable Area of the Premises. If Tenant's right to abatement occurs because of an eminent domain taking and/or because of damage or destruction to the Premises or Tenant's personal property, Tenant's abatement period shall commence immediately and shall continue until Tenant has been given sufficient time (as reasonably determined by

TENANT'S INITIALS: __                                    LANDLORD'S INITIALS: __

Landlord and Tenant), and sufficient access to the Premises (as reasonably determined by Landlord and Tenant), to rebuild the portion of the Premises it is required to rebuild, to install its property, furniture, fixtures, and equipment, and to move in over a weekend.

7.    LIMITATION ON TENANT'S INDEMNITY
      --------------------------------

      Notwithstanding anything to the contrary contained in the Lease, Tenant shall not be required to indemnify and hold harmless from any loss, cost, liability, damage and expense, including, but not limited to, penalties, fines and actual attorneys' fees and costs, (collectively "Claims"), to any person, property, or entity resulting from any breach of the Lease by Landlord or any default by Landlord thereunder or from the negligence or the willful misconduct of Landlord or its agents, employees, in connection with Landlord's activities in the Project and/or the Building (except for damage to the Tenant improvements and Tenant's personal property, fixtures, furniture and equipment in the Premises as to which Tenant is required to obtain the requisite insurance coverage) and Landlord hereby so indemnifies and saves Tenant harmless from any such Claims. However, Tenant's agreement to indemnify and hold harmless pursuant to Article 21 of the Lease, and the agreement by Landlord to indemnify and hold Tenant harmless set forth above are not intended to, and shall not relieve any insurance carrier of its obligations under policies required to be carried by Landlord or Tenant, respectively, pursuant to the provisions of the Lease to the extent that such policies cover the results of such acts or conduct. The parties hereby agree that if either party breaches this Rider provision by its failure to carry required insurance, such failure shall automatically be deemed to be the covenant and agreement by such party to self-insure said required coverage, with full waiver of subrogation in favor of the other party. The parties further agree that to the extent any damage or repair obligation of Tenant is covered by insurance obtained by Landlord or would have been covered by insurance had Landlord maintained the insurance required to be maintained by Landlord under the Lease as part of the Project Operating Costs, but is not covered by insurance obtained by Tenant, then Tenant shall be relieved of its indemnity obligation up to the amount of the insurance proceeds which the Landlord actually receives (or would have received had Landlord maintained insurance as aforesaid).

8.    RECIPROCAL INDEMNITY
      --------------------

      Notwithstanding anything contained in this Lease to the contrary, Landlord hereby indemnifies and holds Tenant harmless from any loss, cost, liability, damage or expense (including, but not limited to, penalties, fines, and reasonable actual attorneys' fees and costs) to any person or property outside of the Premises or unrelated to the Premises, (except if resulting from the sole or joint and several negligent acts or omissions of Tenant or those of its employees, licensees or agents) to the extent such loss, costs, liability, damage or expenses are covered by the insurance obtained by Landlord. In the event the Premises, the Building or the Project are damaged or destroyed and such damage or destruction is covered by insurance' obtained by Landlord but not covered by insurance obtained by Tenant, and further, that Tenant is not in default hereunder and Tenant has fully complied with all insurance required to be carried by Tenant hereunder, Landlord shall use the proceeds of its insurance to repair the damage or destruction to the Premises, the Building and/or the Project, subject to any rights either Landlord or Tenant may have to terminate this Lease in the event such damage or destruction occurs.

TENANT'S INITIALS: __                                    LANDLORD'S INITIALS: __

9.    RULES AND REGULATIONS
      ---------------------

      Landlord agrees that the Rules and Regulations of the Project, attached to and made a part of this Lease as Exhibit "D" shall not be changed or revised at Landlord's will in a manner which materially interferes with the purposes permitted under Tenant's Use Clause and Landlord agrees to give Tenant thirty
(30) days prior written notice of any changes to the Rules and Regulations.

10.   NON-DISTURBANCE AGREEMENTS
      --------------------------

      Landlord also agrees (a) to provide Tenant with commercially reasonable Non-Disturbance Agreements in favor of Tenant from any ground lessors, mortgage holders or lien holders of Landlord in existence as of the date of this Lease on or before ninety (90) days after Commencement Date, and (b) to provide Tenant with commercially reasonable Non-Disturbance Agreements in favor of Tenant from any ground lessors, mortgage holders or lien holders of Landlord who later come into existence at any time during the term of the Lease in consideration of, and as a condition precedent to, Tenant's agreement to be bound by Article 24 of the Lease. Such Non-Disturbance Agreement(s) shall provide that such Holders shall be responsible for fulfilling all of Landlord's obligations pursuant to the Lease.

11.   LANDLORD'S ESTOPPEL CERTIFICATES
      --------------------------------

      Provided that Tenant is not at the time in default hereunder, then Landlord within ten (10) days after written request from Tenant, Landlord shall execute and deliver to Tenant or Tenant's designee, a written statement certifying (a) this Lease is unmodified and in full force and effect, or in full force and effect as modified in stating the modifications; (b) the amount of Base Rent and date to which Base Rent and additional rent have been paid in advance; (c) the amount of any security deposit held by Landlord; and (d) that Tenant is not in default hereunder or, if Tenant is claimed in default, stating the nature of any claim default. Any such statement may be relied upon by any assignee, sublessee or lender. Landlord's failure to execute and deliver such statement within the time required shall at Tenant's election be a default under this Lease and shall be conclusive upon Landlord that: (1) this Lease is in full force and effect and has not been modified except as represented by Tenant; and
(2) there are no uncured defaults in Tenant's performance.

12.   ALTERATIONS  AND  ADDITIONS
      ---------------------------

      Notwithstanding any limitations set forth in Article 12 of the Lease, Tenant shall have the right to make minor, non-structural interior alterations, improvements and additions to the Premises which are not visible from the exterior of the Building, except for any life safety systems, without obtaining Landlord's prior written consent where the cost of each such alteration, improvement and addition does not exceed $2,500.00 so long as Tenant meets all of the other requirements of said Article 12.

TENANT'S INITIALS: __                                    LANDLORD'S INITIALS: __

13.   DAMAGE AND DESTRUCTION
      ----------------------

      Notwithstanding any language to the contrary in Article 19 of the Lease, if the Premises or the portion of the Building or parking areas necessary for Tenant's occupancy is damaged by fire, earthquake, act of God, the elements, or other casualty, Landlord shall notify Tenant within thirty (30) days of said casualty if Landlord, in its reasonable judgment, believes that the repairs will take longer than sixty (60) days to complete, which notice shall include Landlord's best estimate of the total time that said repairs will take to complete (the "Estimate"). If the Estimate exceeds ninety (90) days, then Tenant shall have the right to terminate the Lease by providing Landlord written notice of Tenant's election to terminate within thirty (30) days of Tenant's receipt of the Estimate, in which case the Lease shall terminate as of the date of the casualty.

14.   CONSENTS
      --------

      Except as provided to the contrary in this Lease, all consents to be given by either party shall be reasonably and timely given.

15.   SERVICES AND UTILITIES
      ----------------------

      Landlord shall furnish to the Premises, subject to the provisions of paragraph 5.3 of the Lease, utilities as specified in Article 9. All utilities, including, without limitation, water, electricity, gas and sewer, shall be available to the Premises 24 hours per day, every day throughout the term, in quantities sufficient for Tenant's normal business operations. Landlord shall also provide to Tenant access to the Premises 24 hours per day, every day throughout the term. In the event that Tenant consumes services or utilities in excess of that usually supplied to the Premises for use of the Premises as general office space, as reasonably determined by Landlord, and such services or utilities are not separately metered or otherwise directly paid for by Tenant, then Landlord may under such circumstances establish a monthly pro rata charge for Tenant's excess use or consumption of such services and utilities.

      Notwithstanding any provisions of Article 9 of the Lease to the contrary, Landlord shall provide natural gas and electricity, including steam generator, vacuum, reverse osmosis/deionized water treatment system, uninterrupted power supply, and emergency generator to the Premises. Landlord, Tenant and Tenant's second floor co-tenant, shall cooperate to establish fair and equitable methods for the proration of second floor costs of the natural gas and electricity supplied by Landlord. Such agreed upon methods shall be in writing and incorporated within the Lease. If no such methods can be agreed upon, the costs of such utilities shall be prorated by Landlord on a straight square-footage basis; provided, however, in the event that said formula does not lead to a fair and equitable proration because the second floor tenants do not use electricity or other utilities in proportionally equal amounts, Landlord shall adjust said formula as necessary to lead to such fair and equitable proration. Any such proration shall be reviewed from time to time so that it accomplishes the purposes intended hereby. In either case, the prorated costs of such utilities shall be additional rent due under the Lease.

TENANT'S INITIALS: __                                    LANDLORD'S INITIALS: __

16.   INSURANCE
      ---------

      Beginning on the Commencement Date, and continuing until expiration of the Term, Landlord shall procure, maintain in effect, pay for and be reimbursed as a part of Project Operating Costs Commercial General Comprehensive Public Liability Insurance or equivalent and property damage insurance with respect to the use, operation, maintenance and condition of the Building and the Property and the operations of Landlord in or about the Property and the Building providing personal injury and broad form property damage coverage for not less than Two Million Dollars ($2,000,000) combined single limit for bodily injury, death and property damage liability.

17.   ADDITIONAL MODIFICATIONS TO LEASE
      ---------------------------------

      (i) Interest and Late Charges. The third sentence of Article 6 is amended by deleting the words "ten percent (10%)" and inserting in lieu thereof the words "five percent (5%)".

      (ii) Services and Utilities. Article 9 is amended by adding the following at the end thereof: "Tenant may supply its own janitorial service provided the identity of the janitorial company and the specifications of its work are approved in writing in advance by Landlord and, provided, in all events the level of janitorial service provided by such company will be at least equal to the level of the janitorial service provided to the balance of the Project, in which event the standard janitorial charge shall not be included in Tenant's Project Operating Costs."

      (iii) Construction, Repairs and Maintenance. Article 11.A. is amended by deleting at the first sentence the words "Exhibit C" and inserting in lieu thereof "paragraph 1 of this Rider". Article 11.C. is amended at the first sentence by deleting the words "or any covenant, condition or restriction".

      (iv) Assignment and Subletting. Article 16.A, is amended by deleting at the second from the last line where it first appears "twenty-five percent
(25%)" and inserting in lieu thereof "a controlling interest". The following is added at the end of Article 16.A.: "Controlling interest means the ownership of and the right to vote stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. "Article 16.B.
(5) is amended as follows: At the sixth line after the words "shall be paid to" insert the words "one-half (1/2) to". The following is added at the end of
Article 16.B.(5): "Notwithstanding the foregoing, Landlord shall retain all of such additional rent if Landlord releases Tenant from liability under this Lease in connection with an assignment of the Lease provided Landlord may withhold consent to release of Tenant from liability under this Lease for any reason or for no reason whatsoever in Landlord's sole and absolute discretion."

      (v) Destruction or Damage. Article 19.D. is amended by adding the following at the end thereof: "... except where such damages are the result of the gross negligence or willful misconduct of Landlord or Landlord's agents and employees or is covered by Landlord's insurance.

TENANT'S INITIALS: __                                    LANDLORD'S INITIALS: __

      (vi) Indemnification. Article 21.A. is amended by adding the following at the end thereof: "... for which Tenant is liable or which is covered by the insurance which Tenant is required to provide pursuant to the terms of this Lease.

      (vii) Tenant's Insurance. Article 22.A. is amended by deleting at the fifth line from the bottom of this section the following words "together with a handling charge of twenty-five percent (25%) of the premium."

      (viii)  Default. Article 27.1.B. is amended by deleting the words "five
(5)" and inserting in lieu thereof the words "ten (10)".


      The last sentence of Article 27.3 is deleted and the following sentence is inserted in lieu thereof: "Tenant shall not have the right to terminate this Lease but may withhold, reduce or offset the amount of any money judgment amount against any payments of Rent or any other charges due and payable under this Lease. "

      (ix) Sign Control. Article 34 is amended by inserting at the third line after the words "without the" the word "prior".


      (x) Miscellaneous. Article 35.R. is amended by deleting at the first line the word "Landlord" and inserting the words "a party" in lieu thereof and by deleting at the second line the word "Tenant" and inserting in lieu thereof the words "the other party".

      (xi) Exhibit F is amended by adding at the end of section 3.B. the following: "to the extent possible and only with regard to the observation of the effluent.

      The parties hereto have executed this Rider as of the date set forth hereinabove.

                                        LANDLORD:

                                        SYCAMORE SAN DIEGO INVESTORS
                                        By:  Shell Properties Corporation, Agent



                                        By:  /s/ Jeffrey P. Server
                                             -----------------------------------
                                             Jeffrey P. Server


                                        TENANT:

                                        PROTEIN POLYMER TECHNOLOGIES, INC.



                                        By:  /s/ J. Thomas Parmeter
                                             -----------------------------------
                                             J. Thomas Parmeter, President

                                  EXHIBIT "A"
                                  -----------



                                  First Floor

                           10655 Sorrento Valley Road


                        [FIRST FLOOR PLAN APPEARS HERE]

                                  EXHIBIT "A"
                                  -----------





                                  Second Floor

                           10655 Sorrento Valley Road



                       [SECOND FLOOR PLAN APPEARS HERE]

                                  EXHIBIT "A"
                                  -----------


                         SYCAMORE CREEK OFFICE R&D PARK

                     10655 10665 10675 Sorrento Valley Rd.
                                 San Diego, CA






                        [PROPERTY GRAPHIC APPEARS HERE]

                                  EXHIBIT "B"




                               Expansion Premises

                                   Suite 201

                           10655 Sorrento Valley Road


                            [GRAPHIC APPEARS HERE]





                                   EXHIBIT B

                                  "EXHIBIT D"

                              RULES & REGULATIONS
                              -------------------

1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building or the Premises, other than the building standard sign installed by Landlord at the time tenant occupies the Premises, without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice erected without written permission of Landlord without notice to and at the expense of Tenant. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of Tenants of the Building and only Landlord reserves the right to exclude any other names therefrom. Landlord shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of the Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises visible from the exterior of the building without the prior consent of the Landlord.

2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances,elevators, stairways, terraces, wharf and roof are not for the use of the general public, and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interest of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of business unless such persons are engaged in illegal activities. No Tenant and no employee or invitees of any Tenant shall go upon the roof of the Building.

3. No additional locks or bolts of any kind except for a Tenant-provided security system shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Landlord will furnish two keys to the Premises without charge to Tenant. Landlord will make a reasonable charge for additional keys requested by Tenant. Tenant shall, upon the termination of this tenancy, restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to or otherwise procured by such Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

4. The toilets and wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other foreign substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by Tenant who, or whose employees, agents, visitors or licensees, shall have caused the same.

5. No Tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by paste, or other material, which may easily be removed with water; the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum, tile, carpet, or other similar floor covering shall be subject to the approval of Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by any Tenant by whom, or by whose contractors, employees, or invitees, the damage shall have been caused.

     No painting shall be done, nor shall any alterations be done to any part of the Building or Premises by butting up or changing any partition or partitions, door or doors, window or windows, nor shall there be any nailing, boring or screwing into the walls, woodwork or plastering without the consent of Landlord or its agent. Landlord shall not permit any contractor or other person making any alterations, additions or installations within the Premises to use the hallways, lobby, or corridors as storage or work areas without the prior written consent of Landlord. Tenant shall be liable for and shall pay the expense of any additional cleaning or other maintenance required to be performed by Landlord as a result of the transportation or storage of materials or work performed within the Building by or for Tenant.

6. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall be placed as directed by Landlord to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such


TENANT'S INITIALS:___                      LANDLORD'S INITIALS:___
     safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards.

7. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of its carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to do such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture and other special services.

8. Tenant shall not permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein. No Tenant shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or Premises of those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

9. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

10. The requirements of Tenant will be attended to only upon application at the Office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

11. Tenant agrees that it shall comply with all fire and security regulations issued by responsible governmental agency and also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

12. Landlord reserves the right by written notice to Tenant, to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in Landlord's judgment, it is necessary, desirable or proper for the best interest of the Building, unless it constitutes a material interference with Tenant's business.

13. Tenant shall not disturb, distribute, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

14. No Tenant shall permit or suffer any window to be opened in Tenant's Premises while the airconditioning is in operation except at the Direction of Landlord.



TENANT'S INITIALS:___                      LANDLORD'S INITIALS:___

                                   EXHIBIT F

                              HAZARDOUS SUBSTANCES
                              --------------------


1.  HAZARDOUS SUBSTANCES

    A. Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other substances expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Tenant shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord (which consent shall not be unreasonably delayed or withheld) and compliance in a timely manner (at Tenant's sole cost and expense) with all Applicable Requirements as defined in Paragraph D hereunder. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tanks, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but upon notice to Landlord and in compliance with all Applicable Requirements, use any ordinary and customary material reasonably required to be used by Tenant in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefore. In addition, Landlord may (but without any obligation to do so) condition its consent to any reportable Use of any Hazardous Substance by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Premises, this Project and the environment against damage, contamination or injury and/or liability therefore, including but not limited to the installation (and, at Landlord's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modification to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Article 7 of the Lease.

    B. Duty to Inform Landlord. If Tenant knows or he has the reasonably cause to believe, that a Hazardous Substances has come to be located in, on, under or about the Premises or the Building other than as previously consent to by Landlord, which consent shall not be unreasonably delayed or withheld, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

    C. Indemnification. Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgements, costs, claims, liens, expenses, penalties, loss of permits and reasonable attorneys' and consultants' fee arising out of or involving any Hazardous Substance brought onto the Building and Project by or for Tenant or by anyone under Tenant's control. Tenant's obligations under this Paragraph 1.C. shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including reasonable consultants' and attorneys' fees and testing), removal, Remedial Work, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Landlord in writing at the time of such agreement. Neither the consent by Landlord to the use, generation, storage, release, disposal or transportation of Hazardous Substances nor the strict compliance with all Applicable Requirements shall excuse Tenant from Tenant's


TENANT'S INITIALS:___                      LANDLORD'S INITIALS:___
        indemnification obligations. Landlord shall indemnify, protect, defend and hold Tenant, its agents and employees harmless from and against any and all damages, liabilities, judgements, costs, claims, liens, expenses, penalties, loss of permits and reasonable attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought on the Building and Project by or for Landlord or by anyone under Landlord's control. Landlord's obligations under this Paragraph 1.C. shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Landlord, and the cost of investigation (including reasonable consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Landlord from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Tenant in writing at the time of such agreement.

D. Tenant's Compliance with Requirements. Tenant shall, at Tenant's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements", which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the reasonable recommendations of Landlord's engineers and/or consultants, relating in any manner to the Premises, Building or Project or the activities of Tenant or anyone under Tenant's control in the Premises, Building and Project (including, but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and
        (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Tenant shall, within five (5) days after receipt of Landlord's written request, provide Landlord with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Tenant's compliance with any Applicable Requirements specified by Landlord, and shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Requirements.

E. Inspection; Compliance with Law. Landlord, Landlord's agents, employees, contractors and designated representatives, and the holders of any Security Device ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency (provided that Landlord shall be given Tenant notice of Landlord's entry into the Premises promptly after such entry), and otherwise at reasonable times and upon reasonable advance notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements, and Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant's activities relating to Tenant's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. Except the case of any emergency, Tenant shall be permitted to have a representative of Tenant accompany such inspections, provided that the non-availability of a Tenant representative shall not delay or prevent Landlord from performing such an inspection. The costs and expenses of any such inspections shall be paid by the party requesting the same, unless a default or breach of this Lease by Tenant or a violation of Applicable Requirements or contamination, caused or materially contributed to by Tenant, is found to exist or to be imminent, or unless the inspection is required or ordered by a governmental authority as the result of any such existing or imminent violation or contamination, In such case, Tenant shall upon request reimburse Landlord or Landlord's Lender, as the case may be, for Landlord's actual costs and expenses of such inspections reasonably incurred by Landlord.

F. Environmental Assessment. Prior to the Commencement date, Landlord shall have conducted (or received from the immediately preceding tenant of the Premises) and "Entrance Assessment", consisting of an updated Phase 1 Environmental Assessment and such other tests as listed in the "Assessment Criteria" set forth in Paragraph 3 below, by an environmental consultant reasonably acceptable to Landlord. A copy of such Entrance Assessment shall be delivered to Tenant as soon as available and said Assessment shall be deemed to be the baseline environmental condition of the Premises upon Tenant's occupancy. To the extent such Entrance Assessment indicates the existence of any Hazardous Substances in the Premises in violation of Applicable Requirements, remediation of such Hazardous Substance condition shall be performed at Landlord's cost and shall be remediated as soon as possible after the date Landlord receives notice of such Hazardous substance condition. The cost of the Entrance Assessment shall be paid by Landlord. Prior to Tenant's surrender of the Premises, Tenant shall conduct an "Exit Assessment", consisting of an updated Phase 1 Environmental Assessment and such other tests as listed in the Assessment Criteria, by an

TENANT'S INITIALS:___                      LANDLORD'S INITIALS:___
        environmental consultant selected by Tenant and reasonably acceptable to Landlord and shall include Tenant's Storage Units, if any. Landlord shall receive a copy of the report(s) of the Exit Assessment, and said report(s) shall be deemed the environmental condition of the Premises upon Tenant's surrender of the Premises. The cost of the Exit Assessment shall be paid by Tenant. The Entrance and Exit Assessments shall be performed by an independent environmental consultant with expertise in performing environmental analyses of biotechnology laboratory and manufacturing facilities.

    G. Remedial Work. Tenant shall perform any monitoring, testing, investigation, clean up, removal, detoxification, preparation of closure or other required plans and any other remedial work required by any governmental agency or reasonably recommended by Landlord or the environmental consultants performing the Exit Assessment, as a result of any release or discharge or potential release or discharge of Hazardous Substances and resulting in contamination or any violation or potential violation of Applicable Requirements by Tenant or any successor or subtenant of Tenant or their respective agents, contractors, employees, licensees or invitees (collectively "Remedial Work"). Landlord shall have the right to intervene in any governmental action or proceeding involving any Remedial work and to approve performance of the work (which approval shall not be unreasonably delayed or withheld), to reasonably protect Landlord's interests. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to Hazardous Substances without notifying Landlord and providing ample opportunity for Landlord to intervene.

    H. Compliance with Insurance Requirements. Tenant shall comply with the requirements of Landlord's and Tenant's Insurers regarding Hazardous Substances and with such insurers' recommendations based upon prudent industry practices regarding management of Hazardous Substances.

    I. Default. The release or discharge of any Hazardous Substance in violation of Applicable Requirements or the violation of any Applicable Requirements by Tenant or any successor or subtenant of Tenant shall be a Default by Tenant under this Lease. In addition to or in Lieu of the remedies available under the Lease as a result of such Default (after the applicable notice and cure periods, if any), Landlord shall have the right, without terminating the Lease, to require Tenant to suspend its operations and activities on the Premises to the extent reasonably necessary to protect Landlord's interest in the Building and Project and until Landlord is satisfied that appropriate Remedial Work has been or is being adequately performed; Landlord's election of this remedy shall not constitute a waiver of Landlord's right thereafter to declare a Default and pursue other remedies set forth in the Lease.

2.  HAZARDOUS SUBSTANCES STORAGE

    A.  Storage Units

        In addition to its Lease of the Premises and nonexclusive rights to the common areas, Tenant shall have the exclusive right to use, in accordance with all Applicable Requirements, an area designated by Landlord in the common area in which Tenant may place a Hazardous Substance Storage Unit ("Storage Unit"), for the temporary storage of Hazardous Substances. The specific location shall be mutually agreed upon by Landlord and Tenant; provided that Landlord shall have the right to relocate any Storage Units within the Project from time to time, as Landlord may reasonably determine is necessary for safe and efficient operation of the Project. Tenant shall, at its sole cost and expense (including, without limitation, licensing and permitting fees), keep the Storage Units in good order, condition and repair (including, without limitation, repairing and maintaining all safety and security systems associated with such Storage Units) in accordance with all Applicable Requirements.

    B.  Surrender

        At the earlier of the termination of the Lease or Tenant's termination of its use of any of the Storage Units, Tenant will retain a qualified environmental consultant, at its sole cost, who is acceptable to Landlord to perform an Exit Assessment of the Storage Units and those portions of the common areas; (a) where the Storage Units were located prior to its removal or lease termination, and (b) over which the path of access between the Premises and the Storage Units was located. Such Exit Assessment shall consist of, at a minimum, Paragraph A and D of the Assessment Criteria in Paragraph 3 below, and all additional sampling and surveys necessary to assure that all Hazardous Substances, including but not limited to any radioactive materials, have been removed from the Storage Units and Project. Tenant shall be required to perform at its sole cost and expense all Remedial Work in connection

TENANT'S INITIALS:___                      LANDLORD'S INITIALS:___
        therewith. Landlord shall be provided with a copy of the such Exit Assessment as prepared by Tenant's consultant.

3.  ENTRANCE/EXIT ASSESSMENT CRITERIA

    For purposes of compliance with requirements of this Exhibit F, the term "Assessment Criteria" with respect to the Premises shall refer to, and include, the following studies and assessments:

    A. Interior Site Assessment consisting of a visual inspection of all surfaces (floors, walls, ceiling tiles, benches, interior of cabinets and fume hoods) for signs of contamination and deterioration. Visual inspection of all bench and hood sinks and readily accessible drain lines for signs of deterioration, loss of integrity and leakage. The Interior Site Assessment shall include detailed written documentation of all observations and dated photos to document the existing condition thereof.

    B. Wastewater Collection System Assessment consisting of a flush and clean-out of all discharge piping and traps with observation of effluent during the clean-out.

    C. To verify that there is no contamination of the laboratory hoods and exhaust system, an inspection shall be made consisting of an inspection of the laboratory hoods and exhaust system with detailed documentation of all observances, including without limitation, observed solids, liquids, odors or Hazardous Substances entrapment. Such inspect shall include inspection of the roof area to determine the existence of any deterioration from condensation of hazardous materials in the exhaust system.

    D. The Assessment Criteria shall also include such sampling and testing as the consultant reasonably recommends based upon his/her observations.

TENANT'S INITIALS:___                      LANDLORD'S INITIALS:___

                                  EXHIBIT "G"
                                  -----------

--------------------------------------------------------------------------------
       CERTIFICATE OF INSURANCE                          ISSUE DATE (MM/DD/YY)
                                                       [_]     4/30/97
--------------------------------------------------------------------------------
PRODUCER

                               E X H I B I T   G


--------------------------------------------------------------------------------
INSURED




--------------------------------------------------------------------------------
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW
--------------------------------------------------------------------------------
                         COMPANIES AFFORDING COVERAGE
--------------------------------------------------------------------------------
COMPANY
LETTER  A
--------------------------------------------------------------------------------
COMPANY
LETTER  B
--------------------------------------------------------------------------------
COMPANY
LETTER  C
--------------------------------------------------------------------------------
COMPANY
LETTER  D
--------------------------------------------------------------------------------
COMPANY
LETTER  E
--------------------------------------------------------------------------------
COVERAGES
--------------------------------------------------------------------------------
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

------------------------------------------------------------------------------------------------------------------------------------

CO      TYPE OF INSURANCE              POLICY NUMBER          POLICY EFF.      POLICY EXP.                    LIMITS
TR                                                          DATE (MM/DD/YY)    DATE (MM/DD/YY)
------------------------------------------------------------------------------------------------------------------------------------

A    GENERAL LIABILITY                                                                          GENERAL AGGREGATE       2000000
                                                                                                ------------------------------------

     [X] COMM. GENERAL LIABILITY                                                                PROD-COMP/OP ACC.       XCLUDED
                                                                                                ------------------------------------

     [_] CLAIMS MADE  [X] OCC.                                                                  PERS. & ADV. INJURY     XCLUDED
                                                                                                ------------------------------------

     [_] OWNERS & CONTRACTS PROT                                                                EACH OCCURRENCE         1000000
                                                                                                ------------------------------------

     [_] _______________________                                                                FIRE DAMAGE (One Fire)   50000
                                                                                                ------------------------------------
                                                                                                MED. EXP. (One Per)       1000
------------------------------------------------------------------------------------------------------------------------------------

     AUTOMOBILE LIABILITY                                                                       COMBINED SINGLE
     [_] ANY AUTO                                                                               LIMIT
                                                                                                ------------------------------------

     [_] ALL OWNED AUTOS                                                                        BODILY INJURY
                                                                                                (Per person)
     [_] SCHEDULED AUTOS                                                                        ------------------------------------

                                                                                                BODILY INJURY
     [_] xxxx AUTOS                                                                             (Per accident)

     [_] NON-OWNED AUTOS

     [_] GARAGE LIABILITY                                                                       ------------------------------------

     [_]                                                                                        PROPERTY DAMAGE
------------------------------------------------------------------------------------------------------------------------------------
     EXCESS LIABILITY                                                                           EACH OCCURRENCE
                                                                                                ------------------------------------

     [_] UMBRELLA FORM                                                                          AGGREGATE
                                                                                                ------------------------------------
     [_] OTHER THAN UMBRELLA FORM
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    STATUTORY LIMITS
       WORKERS' COMPENSATION                                                                    ------------------------------------

                                                                                                EACH ACCIDENT
              AND                                                                               ------------------------------------

                                                                                                DISEASE-POLICY LIMIT
       EMPLOYER'S LIABILITY                                                                     ------------------------------------

                                                                                                DISEASE-EACH EMP.
------------------------------------------------------------------------------------------------------------------------------------

     OTHER



------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/XXXXXXXXX/SPECIAL ITEMS
   CERTIFICATE HOLDER NAMED AS ADDITIONAL INSURED AS INTEREST MAY APPEAR
   IN LOCATION AT 10655 SORRENTO VALLEY ROAD, SUITE #200, SAN DIEGO, CA.

     10 DAY CANCELLATION NOTICE FOR NON-PAYMENT OF THE PREMIUM.
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                    CANCELLATION
------------------------------------------------------------------------------------------------------------------------------------

                                                      SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
     SYCAMORE/SAN DIEGO INVESTORS                     EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL
        C/O SHELL PROPERTIES CORP.                    MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT.
        SUITE #101
        10665 SORRENTO VALLEY ROAD
        SAN DIEGO, CA 92121                           ------------------------------------------------------------------------------
                                                      AUTHORIZED REPRESENTATIVE

                                                      /s/ [SIGNATURE APPEARS HERE]
------------------------------------------------------------------------------------------------------------------------------------
ACORD 25-S (7/90)
------------------------------------------------------------------------------------------------------------------------------------


                                  EXHIBIT "G"